Registration No. 333-82865
                                                      Registration No. 811-09447

       As filed with the Securities and Exchange Commission on December 29, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |X|

            Pre-Effective Amendment No.                                      |_|

            Post-Effective Amendment No. 8                                   |X|

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |X|

            Amendment No. 11

                        (Check appropriate box or boxes)

                            JACOB INTERNET FUND INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                   c/o Jacob Asset Management of New York LLC
                 507 PASEO DE LA PLAYA, REDONDO BEACH, CA 90277
                 ----------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (310) 421-4942
                                 --------------
              (Registrant's Telephone Number, including Area Code)

            RYAN I. JACOB, C/O JACOB ASSET MANAGEMENT OF NEW YORK LLC
                 507 Paseo de la Playa, Redondo Beach, CA 90277
                 ----------------------------------------------
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                             MICHAEL P. O'HARE, ESQ.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

      |X|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |_|   on (date) pursuant to paragraph (b) of Rule 485

      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      |_|   on (date) pursuant to paragraph (a)(1) of Rule 485

      |_|   75 days after filing pursuant to paragraph (a)(2) of Rule 485

      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            JACOB INTERNET FUND INC.


                                   PROSPECTUS

                                DECEMBER 29, 2006



        The Jacob Internet Fund is a mutual fund whose primary investment objective is long-term growth of capital with current income as a secondary objective.

         This Prospectus contains important information about the fund.
     For your own benefit and protection, please read it before you invest, and keep it for future reference.



                               Investment Adviser
                     JACOB ASSET MANAGEMENT OF NEW YORK LLC


                         [JACOB ASSET MANAGEMENT LOGO]





             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
         OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
    THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


Summary..............................    2
Fees and Expenses....................    6
Investment Objectives, Principal
  Investment Strategies and Related
  Risks..............................    7
Management, Organization and Capital
  Structure..........................   10
Purchase of Fund Shares..............   11
Redemption of Fund Shares............   17
Pricing of Fund Shares...............   21
Dividends and Distributions..........   22
Tax Consequences.....................   23
Distribution Arrangements............   23
Financial Highlights.................   25


                            NOTICE OF PRIVACY POLICY

We collect the following nonpublic personal information about you:

   o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

   o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                    SUMMARY

INVESTMENT OBJECTIVES


The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its net assets in securities of Internet companies and companies in Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information, and conduct business around the world. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or those that are aggressively developing and expanding their Internet and Internet-related business operations. The investment adviser believes that the Internet offers unique investment opportunities because of its ever-growing popularity among business and personal users alike.

The Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses, because the investment adviser believes that these stocks have the greatest potential to rise in value. The investment adviser's overall stock selections are based on an assessment of a company's fundamental prospects. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information. The Fund may invest up to 25% of its assets in foreign companies.

PRINCIPAL RISKS

Investing in common stock has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the Fund's net asset value and total return.

   o The value of the Fund's shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the investment adviser may decline. You could lose money that you invest in the Fund.

   o Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Because the Fund concentrates its investments in securities of companies whose primary focus is Internet-related, investments in the Fund may be more risky than investments in a less concentrated portfolio or a less volatile industry sector.

   o While the Fund's portfolio is diversified, the Fund generally holds fewer stocks than most other mutual funds, which can result in dramatic changes in the Fund's share price, because changes in the price of an individual stock can significantly affect the Fund.

   o Investments in companies in the rapidly changing field of computer/Internet technology face special risks such as technological obsolescence and may also be subject to greater governmental regulation than many other industries.

   o Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues.

   o The investment adviser may not be able to sell stocks at an optimal time or price.

   o Investments in smaller capitalized companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources.

   o The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

   o The risks of investing in foreign companies can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.

WHO MAY WANT TO INVEST IN THE FUND

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISK OF LOSS INVOLVED IN INVESTING IN A FUND SEEKING LONG-TERM GROWTH OF CAPITAL AND INVESTING IN THE INTERNET SECTOR. INVESTORS SHOULD CONSIDER THEIR INVESTMENT GOALS, THEIR TIME HORIZON FOR ACHIEVING THEM, AND THEIR TOLERANCE FOR RISKS BEFORE INVESTING IN THE FUND. IF YOU SEEK AN AGGRESSIVE APPROACH TO CAPITAL GROWTH AND CAN ACCEPT THE ABOVE AVERAGE LEVEL OF PRICE FLUCTUATIONS THAT THIS FUND IS EXPECTED TO EXPERIENCE, THIS FUND COULD BE AN APPROPRIATE PART OF YOUR OVERALL INVESTMENT STRATEGY. THE FUND SHOULD NOT REPRESENT YOUR COMPLETE INVESTMENT PROGRAM OR BE USED FOR SHORT-TERM TRADING PURPOSES.

PERFORMANCE BAR CHART AND TABLE

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance from year to year, and the table compares the Fund's average annual returns with those of two broad measures of market performance and an index of Internet stocks. Please note that the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                     ANNUAL TOTAL RETURNS AS OF DECEMBER 31

THE FOLLOWING DATA POINTS REPRESENT A BAR GRAPH IN THE ORIGINAL DOCUMENT.

2000     -79.11%
2000     -56.40%
2000     -13.04%
2000     101.25%
2000      32.30%
2000      10.80%

Best Quarter: Q4 2002 60.00%
Worst Quarter: Q4 2000 -54.53%



      As of September 30, 2006, the Fund's year-to-date return was 7.63%.

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

                                                                            ANNUALIZED
                                                                          SINCE INCEPTION
INDEX                                                1 YEAR    5 YEARS       12/14/99
-----                                                ------    -------       --------
Jacob Internet Fund Inc.
    Return Before Taxes............................   10.80%      2.26%      (21.24)%
    Return After Taxes on Distributions............   10.80%      2.26%      (21.24)%
    Return After Taxes on Distributions and Sale of
      Fund Shares..................................    7.02%      1.94%      (15.91)%
S&P(R) 500 Index*..................................    4.91%      0.54%       (0.36)%
NASDAQ Composite Index*............................    1.54%    (2.37)%       (7.75)%
Goldman Sachs Technology Industry Internet
  Index*...........................................   15.08%      2.46%      (18.95)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares may be higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.


* The returns of each index assume the reinvestment of any stock dividends. The S&P(R) 500 Index is an unmanaged broad-based capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ stocks. The Goldman Sachs Technology Industry Internet Index is a capitalization weighted index of companies (currently 13) selected as representing the Internet sector. Investors may not invest in an index and, unlike the Fund, the return of an index is not reduced by any fees or operating expenses.

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed on Purchases............   None
   Maximum Deferred Sales Charge (Load)........................   None
   Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends.................................................   None
   Redemption Fee*.............................................   2.00%
   Exchange Fee................................................   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fees.............................................   1.25%
   Distribution and/or Service (12b-1) Fees....................   0.35% **
   Other Expenses..............................................   0.82%
                                                                 ------
   Total Annual Fund Operating Expenses........................   2.42%
   Waiver of Distribution and/or Service (12b-1) Fees by the
     Fund's Adviser............................................  (0.10%)**
                                                                 ------
   Net Annual Fund Operating Expenses..........................   2.32% **


---------


 * A redemption fee is imposed on shares sold within 30 days following their purchase date. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell your shares or if your shares are involuntarily redeemed. The fee will be retained by the Fund and generally withheld from redemption proceeds. For more details, see the redemption fee information in the 'Market Timing Policy' section beginning on page 12. There is also a fee (currently $15) imposed on redemption proceeds sent by wire.



** Under the distribution and service plan adopted by the Fund, the Fund's total
   12b-1 fees are 0.35% out of which the Adviser receives an annual service fee of 0.25% for shareholder servicing and maintenance of shareholder accounts (see page 23). The Adviser has contractually agreed to waive 0.10% of this fee through December 31, 2007.



EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Adviser's contractual agreement to waive 0.10% of the Distribution and/or Service (12b-1) Fees through December 31, 2007 is reflected in the 1 Year amount and the first year of the 3, 5, and 10 Years amounts. If the waiver agreement was continued, the 3, 5 and 10 Years amounts would be less. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR               3 YEARS            5 YEARS           10 YEARS
       ------               -------            -------           --------
        $235                 $745              $1,282             $2,749

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its net assets in securities of companies in Internet and Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Fund may invest up to 25% of its assets in foreign companies. The investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet businesses and businesses in Internet-related industries or those that are aggressively developing and expanding their Internet and Internet-related business operations.


The investment adviser believes that companies that provide products or services designed for the Internet offer favorable investment opportunities. Accordingly, the Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses because the investment adviser believes that these stocks have the greatest potential to rise in value.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The world wide web ('web') is a means of graphically interfacing with the Internet. It is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within web documents and to other web documents.


The investment adviser believes that because of rapid advances in the breadth and scope of products and services offered over the Internet, an investment in companies with business operations in this industry will offer substantial opportunities for long-term growth of capital. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.


The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. Many internet companies are newer and have small to medium market capitalizations. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the company. The investment adviser's overall process of stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Portfolio securities generally will be selected from companies in the following groups:


   o MEDIA: Companies that provide information and entertainment services over the Internet, supported by subscriptions, advertising and/or transactional revenues.


   o E-COMMERCE: Companies that sell goods and services using the Internet, and companies that distribute products directly over the Internet.

   o INFRASTRUCTURE: Companies that develop and manufacture solutions to enable businesses to implement Internet strategies.


   o COMMUNICATIONS: Companies providing products or services for the transmission of voice, video and data over the Internet, with emphasis on providers of high speed Internet access, new wireless communications, Internet telephony and next-generation wireless broadband technology.


The Fund may invest directly in foreign companies or may invest in foreign companies by purchasing depository receipts or securities of foreign companies traded on U.S. exchanges. Depository receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer.

BUY/SELL DECISIONS. The investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.

RISK FACTORS. LACK OF PROFITABILITY OF MANY INTERNET COMPANIES: Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.


THE COMPUTER/INTERNET TECHNOLOGY AREA: Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.


SMALLER CAPITALIZED OR UNSEASONED COMPANIES. The investment adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may include corporate notes or preferred stock, but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

FOREIGN RISKS. Investing in foreign companies involves additional risks including limited publicly available information. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

TEMPORARY INVESTMENTS. In response to unfavorable market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary, defensive strategy. The Fund may invest up to 20% of its assets in these securities under normal circumstances to maintain liquidity or to earn income while seeking appropriate investments. Some of the short-term money instruments in which the Fund may invest include:

   o   commercial paper;

   o certificates of deposit, demand and time deposits and banker's acceptances;

   o   U.S. government securities; and

   o   repurchase agreements.

To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objectives. The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest.

PORTFOLIO TURNOVER. Purchases and sales are made whenever the investment adviser believes they are necessary in order to meet the Fund's investment objectives, other investment policies, and the liquidity to meet redemptions. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The Fund generally does not seek to realize profits by anticipating short-term market movements and under ordinary circumstances, the investment adviser intends to buy securities for long-term capital appreciation. However, the investment adviser will buy or sell securities without regard to holding period to seek to reduce risk or volatility in the Fund. Historically, the Fund has experienced high portfolio turnover.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund expects to publicly disclose 100% of its portfolio holdings on its website no earlier than 30 days after each calendar quarter end. The Fund also intends to disclose its top 25 holdings on a monthly basis on its website no earlier than 30 days after the month end, along with information regarding the percentage of the portfolio that each holding comprises. A further description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

ADVISER. Jacob Asset Management of New York LLC (the 'Adviser'), a federally registered investment adviser, is a Delaware limited liability company with its principal office located at 507 Paseo de la Playa, Redondo Beach, CA 90277. Pursuant to the Investment Advisory Agreement for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general supervision of the Fund's Board of Directors. The Adviser is also responsible for overseeing the performance of the Fund's administrator and other service providers.


RYAN I. JACOB, founder and Chief Executive Officer of the Adviser, as well as President and Chief Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio and has served as Chief Portfolio Manager of the Fund since its inception. Mr. Jacob served as Chief Portfolio Manager of The Internet Fund, Inc. from December 20, 1997 through June 24, 1999. Mr. Jacob also served as a financial analyst for Lepercq, de Neuflize & Co. Inc. from September 1998 to June 1999 and as an analyst for Horizon Asset Management from October 1994 through August 1998. Mr. Jacob also served as the Director of Research for IPO Value Monitor, an investment related research service from 1996 to August 1998. Previously, Mr. Jacob was an assistant portfolio manager in the private clients group at Bankers Trust from October 1992 through October 1994. Mr. Jacob, a graduate of Drexel University, has over 14 years of investment management experience.



FRANCIS J. ALEXANDER is an assistant portfolio manager of the Fund. Mr. Alexander assists Mr. Jacob in the management of the Fund's assets and securities. Mr. Alexander was Chief Portfolio Manager of The Internet Fund, Inc. from October 21, 1996 (inception) through December 19, 1997 and thereafter was a portfolio manager of that fund while Mr. Jacob served as Chief Portfolio Manager. Mr. Alexander was a portfolio manager with Lepercq, de Neuflize & Co. Inc. from May 1998 to March 2002. He has served as President of Alexander Capital Management, Inc. since 1985. Mr. Alexander received his Bachelor of Arts from Notre Dame University and his Master of Business Administration from St. John's University. Mr. Alexander has over 32 years of investment management experience.


DARREN CHERVITZ is the Director of Research for the Adviser and the Fund. Mr. Chervitz's responsibilities include providing research to assist the portfolio managers in their selection of securities within the Internet sector. Prior to his employment with the Adviser, Mr. Chervitz was a financial editor and reporter for CBS MarketWatch from August 1996 to July 1999. Mr. Chervitz was also a technology stock analyst for ZDTV from August 1996 to July 1999.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


ADVISER'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds. The Adviser may agree to waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. There are no advisory fee waiver or expense limitations currently in effect.



A discussion regarding the basis for the board of directors approving the Investment Advisory Agreement for the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended February 28, 2006.


                            PURCHASE OF FUND SHARES

The Fund sells (and redeems) its shares on a continuous basis at net asset value ('NAV') and does not apply any front-end or back-end sales charges. A completed application must be submitted to the Fund, along with payment of the purchase price by check or wire. Your purchase will be calculated at the next determined NAV after U.S. Bancorp Fund Services, LLC (the 'Transfer Agent') receives and accepts your order.


Shares of the Fund have not been registered for sale outside the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.


The Fund has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tests Required to Intercept and Obstruct Terrorism Act of 2001 ('USA PATRIOT Act'). In order to ensure compliance with this law, the Fund is required to obtain the following information for all 'customers' seeking to open an 'account' (as those terms are defined in rules adopted pursuant to the USA Patriot Act):

   o   Full name

   o   Date of birth (individuals only)

   o   Social Security or tax identification number

   o Permanent street address (Addresses containing only a P.O. Box will not be accepted)


   o ACCOUNTS OPENED BY ENTITIES, SUCH AS CORPORATIONS, COMPANIES OR TRUSTS, WILL REQUIRE ADDITIONAL DOCUMENTATION

Please note that if any information listed above is missing, your application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application as part of the Fund's Anti-Money Laundering Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-888-Jacob-fx (1-888-522-6239).

MINIMUM INVESTMENTS. To purchase shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor's Act, an IRA account, 401(k) plan, or other retirement accounts need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.

THE FUND RESERVES THE RIGHT TO VARY THE INITIAL AND SUBSEQUENT MINIMUM INVESTMENT REQUIREMENTS AT ANY TIME, TO REJECT ANY PURCHASE OR EXCHANGE REQUEST, OR TO SUSPEND THE OFFERING OF ITS SHARES AT ANY TIME.

MARKET TIMING POLICY

The Fund prohibits short-term or excessive trading, often referred to as `market timing.' Market timing may interfere with the efficient management of the Fund's portfolio, materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Some securities in which the Fund has authority to invest, such as foreign securities or thinly traded securities, could subject the Fund to additional market timing risks as described below. In order to reduce the risks of market timing, the Fund will take steps to deter and detect short-term or excessive trading pursuant to the Fund's market timing policies as described in this prospectus and approved by the Board.

A short-term trading redemption fee is assessed on any Fund shares, except those shares received from reinvested distributions, in a Fund account that are sold (by redemption, whether voluntary or involuntary) within 30 days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and the shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds.

The redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against an investor's account. A shareholder is subject to the 2% redemption fee whether they are a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary such as a broker-dealer, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. Shareholders investing in Fund shares through a financial intermediary should contact their financial intermediary (or, in the case of a 401(k) retirement plan, the plan sponsor) for more information on any differences in how the redemption fee is applied to investments in the Fund.

In addition, the Adviser monitors shareholder transactions into and out of the Fund to identify activity that could be deemed to be `market timing.' If the Fund or its agents conclude that a shareholder's trading may be detrimental to the Fund, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases and redemptions. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Shareholders are subject to the market timing policy whether they are direct shareholders of the Fund or investing indirectly in the Fund through a financial intermediary such as a broker-dealer, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Fund will monitor certain transactions through financial intermediaries and encourage financial intermediaries to apply the Fund's market timing policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing policy with respect to customers of financial intermediaries. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing policy.

Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in omnibus accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

The Fund also has the authority to invest in foreign securities that are traded on foreign exchanges or securities that are thinly traded. To the extent the Fund invests in these types of securities, the Fund may be exposed to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change of the value of a fund's portfolio holdings and the reflection of the change in the NAV of the fund's shares, sometimes referred to as `arbitrage market timing.' For example, the Fund may hold portfolio securities that are traded on a foreign exchange that closes prior to the time that the Fund sets its NAV. If an event that affects the value of that foreign security occurs prior to the time that the Fund sets its NAV, the closing price of the foreign security may not accurately represent the value of the foreign security at the time the Fund sets its NAV. Likewise, if a security is thinly traded, the closing price of that security may not accurately represent the market value of that security at the time the Fund sets its NAV. There is the possibility that such `arbitrage market timing' trading, under certain circumstances, may dilute the value of the Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs that do not reflect the appropriate fair value prices of those portfolio securities. To reduce the risk of arbitrage market timing, the Fund has procedures to determine the fair value of a portfolio security if there is an indication that, for example, a closing price on a foreign market or closing price of a thinly traded security may not reflect the accurate fair market value of the security.

HOW TO OPEN AN ACCOUNT:

BY MAIL

Complete and sign the New Account Application and make a check payable to JACOB INTERNET FUND INC.

         $2,500 minimum.
         $1,000 minimum for IRA, UGMA,
         401K and other retirement accounts.

       The Fund may, but is not required to accept initial investments below the minimums.

         MAIL TO:                                 OVERNIGHT OR EXPRESS MAIL TO:
         JACOB INTERNET FUND INC.                 JACOB INTERNET FUND INC.
         c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701                             615 East Michigan Street, 3rd Floor
         Milwaukee, WI 53201-0701                 Milwaukee, WI 53202


       All purchases by check should be in U.S dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, credit card checks, Treasury checks, traveler's checks or starter checks for the purchase of shares. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.


       NOTE: THE TRANSFER AGENT CHARGES A $25 FEE FOR ANY RETURNED CHECKS. YOU
         WILL BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

BY WIRE

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone at 1-888-Jacob-fx to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number.

Your purchase request should be wired through the Federal Reserve Bank as follows:

         U.S. Bank, N.A.                          Credit: U.S. Bancorp Fund Services, LLC
         777 East Wisconsin Avenue                Account Number: 112-952-137
         Milwaukee, Wisconsin 53202               Further credit: Jacob Internet Fund Inc.
         ABA Number: 075000022                    Your account name and account number


Wired funds must be received prior to 4:00pm Eastern time to be eligible for same day pricing. The Fund and US Bank, N.A. are not responsible for the consequence of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


HOW TO PURCHASE ADDITIONAL SHARES:

BY MAIL

You may add to your account at any time by mailing the remittance form which is attached to your individual account statement along with any subsequent investments. All requests must include your account registration number in order to assure that your funds are credited properly.

BY WIRE

Before sending your wire, please contact the Transfer Agent at 1-866-Jacob-fx to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Please follow the wiring instructions detailed in the earlier section How To Open An Account.

BY TELEPHONE

If you have completed the appropriate section of the New Account Application or if you make subsequent arrangements in writing with a signature guarantee (see page 20), you may purchase additional shares by telephoning the Fund toll-free at 1-888-Jacob-fx. This option allows investors to move money from their predesignated bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your order before the close of regular trading on that date. YOU MAY NOT USE TELEPHONE TRANSACTIONS FOR YOUR INITIAL PURCHASE OF FUND SHARES.

THE FUND MAY ALTER, MODIFY OR TERMINATE THE TELEPHONE PURCHASE OPTION AT ANY TIME. The minimum amount that can be transferred by telephone is $100. For more information about telephonic transactions, please call the Fund at 1-888-Jacob-fx.

BY INTERNET

This option allows you to purchase additional shares directly through the Fund's website at www.JacobInternet.com. To choose this option, complete the appropriate section of the New Account Application or make subsequent arrangements by submitting a written request with a signature guarantee (see page 20). Only bank accounts held at a domestic institution which is an ACH member may be used for Internet transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your order before the close of regular trading on that date. YOU MAY NOT USE INTERNET TRANSACTIONS FOR YOUR INITIAL PURCHASE OF FUND SHARES.

THE FUND MAY ALTER, MODIFY OR TERMINATE THE INTERNET PURCHASE OPTION AT ANY TIME. The minimum amount that can be transferred by Internet is $100. For more information about Internet transactions, please call the Fund at 1-888-Jacob-fx.

BY AUTOMATIC INVESTMENT PLAN

You may purchase additional shares of the Fund through an Automatic Investment Plan which allows monies to be deducted directly from your checking, savings or bank money market accounts to invest in the Fund. You may make automatic investments on a weekly, monthly, bi-monthly (every other month) or quarterly basis.

   Minimum initial investment..................................  $1,000
   Subsequent monthly investments..............................  $  100

You are eligible for this plan if your bank account is maintained at a domestic financial institution which is an ACH member. If your financial institution rejects your payment, a $25 fee will be charged to your account. Any change to or termination of your Automatic Investment Plan should be made 5 days prior to the effective date by contacting the Transfer Agent at 1-866-Jacob-fx.

THE FUND MAY ALTER, MODIFY OR TERMINATE THE AUTOMATIC INVESTMENT PLAN AT ANY TIME. For information about participating in the Automatic Investment Plan, please call the Fund at 1-888-Jacob-fx.

INVESTING THROUGH BROKERS OR AGENTS. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. Investors may be charged a separate fee by a broker or agent. The broker or agent may also set their own initial and subsequent investment minimums.

RETIREMENT PLANS. Shares of the Fund are available for use in tax-deferred retirement plans such as:

   o   IRAs,

   o employer-sponsored defined contribution plans (including 401(k) plans), and

   o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

For more information on IRA accounts and to receive an IRA application and disclosure statement, please call 1-888-Jacob-fx.

RECEIPT OF ORDERS. Shares may only be purchased on days the Fund is open for business (generally the same days that the New York Stock Exchange is open for business). If you are paying with federal funds (wire), your order will be considered received when U.S. Bank, N.A. receives the federal funds. When making a purchase request in writing, make sure your request is in good order. "Good order" means your letter of instruction includes:

   o   the NAME of the Fund

   o   the DOLLAR amount of shares to be purchased

   o   purchase application or investment slip

   o   check payable to JACOB INTERNET FUND INC.

TIMING OF REQUESTS. All requests received and accepted by the Transfer Agent before 4:00 p.m. (Eastern time) will be executed on that same day. The Fund or its service providers have also entered into arrangements authorizing certain financial intermediaries (or their agents) to accept purchase and redemption orders for Fund shares. Purchases through an authorized intermediary or agent will be executed on the same day, provided the authorized intermediary or agent receives and accepts the order before 4:00 p.m. Requests received after 4:00 p.m. by the Transfer Agent or an authorized intermediary or agent will be processed at the next determined NAV on the following business day.

                           REDEMPTION OF FUND SHARES

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU: You may redeem your shares on any day the Fund is open for business (generally the same days that the New York Stock Exchange is open for business). Once the Transfer Agent or an authorized intermediary or agent receives and accepts your redemption request, your request will be processed at the next determined NAV. If you purchase shares by check or ACH transfer and request a redemption soon after the purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 10 days). If you make a purchase by check or ACH transfer that does not clear, the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

A redemption request received and accepted before 4:00 p.m. (Eastern time) will normally be wired to the bank you indicate on the following business day or mailed on the following business day to the address of record; in the case of redemptions via ACH transfer, proceeds will normally be sent to the bank you indicate on the second business day after the redemption request has been received and accepted. In no event will proceeds be wired, mailed or transferred through the ACH system more than 7 days after the Transfer Agent receives and accepts a redemption request. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

The Fund and the Transfer Agent each reserve the right to refuse a wire, telephone or Internet redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire, telephone or Internet may be modified or terminated at any time by the Fund.

HOW TO REDEEM SHARES:

BY MAIL

Send written redemption requests to:

       Jacob Internet Fund Inc.
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI 53201-0701

If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to the Transfer Agent and the effective date of redemption will be delayed until the request is received by the Transfer Agent.

The Fund cannot honor any redemption requests with special conditions or which specify an effective date other than as provided above.

When making a redemption request, make sure your request is in good order. 'Good order' means your letter of instruction includes:

   o   the NAME of the Fund

   o   the NUMBER of shares or the DOLLAR amount of shares to be redeemed

   o   the account registration number

   o SIGNATURES of all registered shareholders exactly as the shares are registered

                    ACCOUNT                                            SIGNATURE
                  REGISTRATION                                       REQUIREMENTS
                  ------------                                       ------------
Individual, Joint Tenants, Sole Proprietorship,
  Custodial (UGMA), General Partners............  Redemption requests must be signed by all person(s)
                                                  required to sign for the account, exactly as it is
                                                  registered.
Corporations, Associations......................  Redemption request and a corporate resolution, signed by person(s) required to sign for the
                                                  account, accompanied by signature guarantee(s).
Trusts..........................................  Redemption request signed by the Trustee(s), with a signature guarantee. (If the Trustee's name is not
                                                  registered on the account, a copy of the trust
                                                  document certified within the past 60 days is also
                                                  required.)

BY TELEPHONE


If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Fund by telephone at 1-888-Jacob-fx. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 generally must be made in writing. A signature guarantee is required of all shareholders in order to change telephone redemption privileges.

BY INTERNET

If you are set up to perform Internet transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Fund's website at www.JacobInternet.com. You must redeem at least $100 for each Internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee is required of all shareholders in order to change Internet redemption privileges.

BY SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund's systematic withdrawal option allows you to move money automatically from your Fund account to your bank account according to the withdrawal schedule you select. To select the systematic withdrawal option, you must check the appropriate box on the New Account Application. The minimum systematic withdrawal amount is $100. A check will be issued to the Address of Record or you can choose to have the proceeds transferred from your Fund account to the account you choose on your account application form. Your bank must be a member of the Automated Clearing House network (ACH). You may change your payment amount or terminate your participation by contacting the Transfer Agent at 1-866-jacob-fx 5 days prior to the effective date.

If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

For further details about this service, see the New Account Application or call the Fund at 1-888-Jacob-fx.

ELECTRONIC TRANSFERS. The proceeds of a redemption can be sent directly to your bank account via wire or ACH transfer. You can elect these options by completing the appropriate section of the New Account Application or making subsequent arrangements in writing. In order to arrange for redemption by wire or ACH transfer after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address listed above. If the proceeds are sent by wire, the Transfer Agent will assess a wire fee (currently $15). If money is moved via ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per transfer.

In order to arrange for a redemption by wire or ACH transfer after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request with a signature guarantee must be sent to the Fund at the address listed in the section on How To Open An Account. The request should be received no later than 5 days prior to the effective date of the transaction.

TELEPHONE/INTERNET REQUESTS. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone or Internet instructions for redemptions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone and Internet instructions are genuine such as requesting that a shareholder provide:


                      TELEPHONE                                                 INTERNET
                      ---------                                                 --------
       o  the name in which the account is                  o  the name in which the account is
          registered, and                                      registered, and
       o  the Fund account number and                       o  the Fund account number and social
          his/her social security number.                      security number, and
                                                            o  his/her Personal Identification Number
                                                               (PIN) which can be established on the
                                                               website.


If the Fund fails to follow these reasonable procedures, it may be liable for any loss due to unauthorized or fraudulent transactions. Telephone and Internet redemptions may be difficult during periods of drastic economic or market changes. If you are unable to contact the Fund by telephone or Internet, you may also redeem shares by mail following the instructions above.

IRA REDEMPTIONS. If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance: 1-888-Jacob-fx.


SIGNATURE GUARANTEES. Signature guarantees generally are needed:





   o  For redemptions requests over $50,000



   o When redemption proceeds are sent to any person, address or bank account not on record



   o  If ownership is changed on your account



   o For written requests to wire redemption proceeds (if not previously authorized on the account)



   o  When establishing or modifying certain services on an account



   o If a change of address was received by the Transfer Agent within the last 15 days



In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.


Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ('STAMP'). A notary public is not an acceptable signature guarantor. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. Call the Fund at 1-888-Jacob-fx for more information.

REDEMPTIONS IN-KIND. If your redemption request exceeds the lesser of $250,000 or 1% of the NAV (an amount that would affect Fund operations), the Fund reserves the right to make a 'redemption in-kind.' A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as the Fund uses to calculate its NAV. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross section of the Fund's portfolio. The Fund will not recognize gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and your basis in the Fund shares redeemed.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $2,500, other than as a result of a decline in the value per share of the Fund, requesting that you bring the account back up to $2,500 or close it out. If you do not respond to the request within 30 days, the Fund may close your account and send you the proceeds.

                             PRICING OF FUND SHARES

HOW NAV IS DETERMINED. The NAV is equal to the value of the Fund's securities, cash and other assets less all expenses and liabilities divided by the number of shares outstanding. The NAV is determined once daily on Monday through Friday as of the close of business of the New York Stock Exchange (generally 4 p.m., Eastern Standard time) on each day that the Fund is open (generally, the same days that the New York Stock Exchange is open). If the New York Stock Exchange closes at a different time, or if an emergency exists, the NAV may be calculated at a different time. The Fund does not determine NAV on the following holidays:

o  New Year's Day                     o  Good Friday             o  Labor Day
o  Martin Luther King, Jr. Day        o  Memorial Day            o  Thanksgiving Day
o  Presidents' Day                    o  Independence Day        o  Christmas Day


The Fund's portfolio securities traded on exchanges are valued each day at the last reported sales price on each security's principal exchange, except those traded on the Nasdaq National Market and Capital Market exchanges (`Nasdaq'). Securities traded on the Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available or not reliable, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board of Directors. The Fund will also value a security at fair value if a significant event that materially affects the value of the security occurs after the last available sale price of the security, but before the Fund calculates its NAV.


The fair value procedures are also used to limit the Fund's possible exposure to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of the Fund's portfolio holdings and the reflection of the change in the NAV of the Fund's shares. For example, if the Fund holds a portfolio security traded on a foreign exchange that closes prior to the time that the Fund sets its NAV and an event that may effect the value of that foreign security occurs after the foreign market close, the Adviser will review the closing price of the foreign security on the foreign exchange to determine whether the price at the foreign market close accurately reflects the fair market value of the foreign security at the time that the Fund sets its NAV. If the Adviser determines the price at the foreign market close does not accurately reflect the fair market value of the foreign security when the Fund sets its NAV, the Adviser will take steps to determine the fair market value of the security.

To the extent that the Adviser determines the fair market value of a security, it is possible that the fair market value determined by the Adviser will not exactly match the market price of the security when the security is sold by the Fund. The Fund may use independent pricing services to assist in calculating the NAV. In addition, if the Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Fund does not price its shares, the NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

                          DIVIDENDS AND DISTRIBUTIONS


DIVIDENDS AND DISTRIBUTIONS. The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. For a discussion of the taxation of dividends or distributions, see 'Tax Consequences.'



The net investment income of the Fund for each business day is determined immediately prior to the determination of NAV. Net investment income for other days is determined at the time NAV is determined on the prior business day. Shares of the Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective.



ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.



AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.



CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from the Fund may be made in accordance with several options. A shareholder may select one of four distribution options:



    1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other three options.



    2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains will be reinvested in additional shares.



    3. CASH CAPITAL GAIN OPTION. Capital gains will be paid in cash and dividends will be reinvested in additional shares.



    4. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.



                                TAX CONSEQUENCES



TAX CONSIDERATIONS. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends paid by the Fund may be designated as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.



SALES AND REDEMPTION OF FUND SHARES. When you sell or redeem your shares in the Fund, you may realize a capital gain or loss.



BACKUP WITHHOLDING. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.



OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. While the Fund does not generally sell shares to investors residing outside the United States, any Non-U.S. investors that did acquire shares may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.



THIS DISCUSSION OF 'TAX CONSEQUENCES' IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.


                           DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR. Quasar Distributors, LLC (the 'Distributor') has entered into an agreement with the Fund to serve as the Fund's distributor. The Distributor will be paid an annual distribution fee of 0.10% of the average daily net assets of the Fund (the 'Distribution Fee') under the terms of the Fund's Rule 12b-1 Plan. This fee will be used to compensate the Distributor and, at the direction of the Adviser, to pay promotional and advertising expenses related to the distribution of the Fund's shares and expenses related to the printing of Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, the fee will be used to compensate financial intermediaries for providing distribution assistance with respect to the sale of Fund shares. See 'Investment Advisory and Other Services' in the Statement of Additional Information.

12b-1 PLAN. The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 'Plan'). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund will compensate the Adviser with an annual service fee of 0.25% of the Fund's average daily net assets for certain expenses and costs including those incurred in connection with providing shareholder servicing and maintaining shareholder accounts. In addition, the Adviser may use the fee to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ('shareholder servicing'). The Adviser has contractually agreed, through December 31, 2007, to waive 0.10% of the service fee it receives under the Plan. As noted above, the Plan also provides for an annual Distribution Fee used to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions whose clients are Fund shareholders. The Distribution Fee is an 'asset based sales charge' and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Plan may not be waived for individual shareholders.


Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their provision of specialized purchase and redemption procedures. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than it is to investors who invest in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2005 and 2006, was audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders which is available upon request. The information for the fiscal years ended before 2005 was audited by other auditors. Per share data for a share of common stock outstanding for the entire period are as follows:



                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 2006   AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002
                                          ---------------   ---------------   ---------------   ---------------   ---------------
PER SHARE DATA:
Net asset value, beginning of period        $      2.06       $      1.51       $      1.48       $      0.60       $      0.83
                                            -----------       -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss)                          (0.03)            (0.05)(1)         (0.05)(1)         (0.01)(1)         (0.04)(1)
   Net realized and unrealized gains
    (losses) on investments                        0.44              0.60              0.08              0.89             (0.19)
                                            -----------       -----------       -----------       -----------       -----------
   Total from investment operations                0.41              0.55              0.03              0.88             (0.23)
                                            -----------       -----------       -----------       -----------       -----------
Redemption fees                                    0.00(2)           0.00(2)             --                --                --
                                            -----------       -----------       -----------       -----------       -----------
Net asset value, end of period              $      2.47       $      2.06       $      1.51       $      1.48       $      0.60
                                            -----------       -----------       -----------       -----------       -----------
                                            -----------       -----------       -----------       -----------       -----------
Total return                                     19.90%            36.42%             2.03%           146.67%           (27.71%)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period                $73,106,363       $65,820,015       $51,485,471       $92,507,052       $12,091,297
   Ratio of gross operating expenses
    (prior to waiver or reimbursements)
    to average net assets                         2.42%             2.64%             2.63%             2.85%(3)          5.29%(3)
   Ratio of net operating expenses
    (after waiver or reimbursements) to
    average net assets                            2.35%(4)          2.64%             2.63%             2.13%(3)          4.60%(3)
   Ratio of net investment (loss)
    (prior to waiver or reimbursements)
    to average net assets                        (1.65%)           (2.29%)           (2.44%)           (2.60%)(3)        (5.06%)(3)
   Ratio of net investment (loss)
    (after waiver or reimbursements) to
    average net assets                           (1.58%)(4)        (2.29%)           (2.44%)           (1.88%)(3)        (4.37%)(3)
   Portfolio turnover rate                      125.99%           127.13%           154.63%           363.27%         1,080.63%



---------



(1) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.



(2) Less than $0.01 per share.



(3) The net operating expense ratio and the net investment loss ratio includes expense reductions from fees paid indirectly with brokerage commissions.



(4) Reflects Adviser's waiver of 0.10% of the shareholder servicing fee for the period December 29, 2005 through August 31, 2006.

                               INVESTMENT ADVISER
                     Jacob Asset Management of New York LLC

                        ADMINISTRATOR AND TRANSFER AGENT
                               AND DIVIDEND AGENT
                         U.S. Bancorp Fund Services, LLC

                           UNDERWRITER AND DISTRIBUTOR
                            Quasar Distributors, LLC

                                    CUSTODIAN
                                 U.S. Bank, N.A.

                                  LEGAL COUNSEL
                       Stradley Ronon Stevens & Young, LLP

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Deloitte & Touche LLP


A Statement of Additional Information (SAI), dated December 29, 2006 and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this Prospectus. The Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its prior fiscal year. You may obtain the SAI and the Annual and Semi-Annual Reports without charge on the Fund's website (www.jacobinternet.com) or by calling the Fund at 1-888-jacob-fx. To request other information or to make inquiries, please call your financial intermediary or the Fund.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information on the EDGAR database. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or sending an e-mail to publicinfo@sec.gov. 811-09447

                     JACOB ASSET MANAGEMENT OF NEW YORK LLC
                            1-888-Jacob-fx (522-6239)
                              www.JacobInternet.com



                                 JACOB INTERNET
                                    FUND INC.













--------------------------------------------------------------------------------


                                             [JACOB ASSET MANAGEMENT LOGO]


--------------------------------------------------------------------------------















                                   PROSPECTUS

                                December 29, 2006

                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 29, 2006

                    RELATING TO THE JACOB INTERNET FUND INC.
                       PROSPECTUS DATED DECEMBER 29, 2006

      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated December 29, 2006 (the "Prospectus").


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by calling the Fund toll-free at 1-888-JACOB-FX. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the Statement of Additional Information from the Fund's Prospectus.

      This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS

I.    FUND HISTORY.............................................................1

II.   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS....................1

III.  MANAGEMENT OF THE FUND...................................................8

IV.   CODE OF ETHICS..........................................................10

V.    PROXY VOTING POLICIES...................................................11

VI.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................11


VII.  INVESTMENT ADVISORY AND OTHER SERVICES..................................12

VIII. PORTFOLIO MANAGERS......................................................16


IX.   BROKERAGE ALLOCATION AND OTHER PRACTICES................................17

X.    CAPITAL STOCK...........................................................18

XI.   PURCHASE, REDEMPTION AND PRICING OF SHARES..............................19

XII.  TAXATION OF THE FUND....................................................19


XIII. DISTRIBUTOR.............................................................19

XIV.  ANTI-MONEY LAUNDERING PROGRAM...........................................24


XV.   PERFORMANCE COMPARISONS.................................................24

XVI.  FINANCIAL STATEMENTS....................................................24

I. FUND HISTORY

            Jacob Internet Fund Inc. (the "Fund") is a Maryland corporation and was incorporated in Maryland on July 13, 1999.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

      A. INVESTMENT STRATEGIES AND RISKS


            The Fund's primary investment objective is long-term growth of capital and a secondary objective is current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in the securities of companies engaged in Internet and Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or that are aggressively developing and expanding their Internet and Internet-related business operations.


            As a diversified, open-end management investment company, at least 75% of the Fund's total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the issuer's voting securities.

      B. DESCRIPTION OF THE FUND'S PORTFOLIO SECURITIES AND DERIVATIVES

            The following expands upon the descriptions in the Prospectus of the types of securities in which the Fund may invest and their related risks. In addition, this section discusses certain potential Fund investments that were not previously described in the Prospectus.

            1. THE COMPUTER/INTERNET TECHNOLOGY AREA. The Adviser believes that because of rapid advances in computer/Internet technology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

            The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company, but rather on an assessment of the company's fundamental prospects.

            Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

            2. FOREIGN SECURITIES. The Fund has the authority to invest up to 25% of its assets in foreign companies. The Fund may invest directly in foreign companies or purchase foreign company securities traded on U.S. exchanges. The Fund may also invest in foreign companies by purchasing depositary receipts. Depositary receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer, as described below.

            Investment in foreign companies involves somewhat different investment risks from those of investing in U.S. domestic companies. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. The foreign securities in which the Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

            DEPOSITARY RECEIPTS. Depositary receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are issued by banks or trust companies and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country as detailed in the Fund's prospectus.

            The Fund may purchase depositary receipts whether they are "sponsored" or "unsponsored." "Sponsored" depositary receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" depositary receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt. Depositary receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

            3. U.S. GOVERNMENT OBLIGATIONS AND U.S. GOVERNMENT AGENCY OBLIGATIONS. U.S. government obligations are debt securities issued by the U.S. Treasury, which are direct obligations of the U.S. government. U.S. Treasury obligations differ in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years). U.S. government agency obligations are issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (formerly, the Government National Mortgage Association), including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac (formerly, the Federal Home Loan Mortgage Corporation) and Fannie Mae (formerly, the Federal National Mortgage Association). The maturities of U.S. government obligations usually range from three months to thirty years.

            4. REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and an agreed-upon time. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. In the event that the repurchase agreement is held for more than one day, the security serving as collateral for the repurchase agreement will be marked-to-market daily to ensure that the value of the collateral does not decrease below the purchase price, plus accrued interest. If a decrease occurs, the seller will provide additional collateral to add to the account to maintain appropriate collateralization.

            The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Delays may result in possible decline in the value of the underlying security while the Fund seeks it rights thereto, possible lack of access to income on the underlying security during the delayed period, and expenses in enforcing the Fund's rights.

            5. HEDGING TRANSACTIONS. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.

            To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

            SHORT SALES. The Fund may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

            6. OPTIONS TRANSACTIONS. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

            In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option, the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.


            7. LENDING OF SECURITIES. The Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors (the "Board"). The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.


            8. VARIABLE-AMOUNT MASTER DEMAND NOTES. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

            The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks.

            The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Fund's Board to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

            While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate,"* or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

            For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

            9. INVESTMENT COMPANIES. The Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), or by the Securities and Exchange Commission.

            10. BORROWING. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income.

            C. FUND POLICIES - INVESTMENT RESTRICTIONS

            The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares. As used in this Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

----------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

            The Fund may not:

            (1) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

            (2) With respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities).

            (3) With respect to 75% of its total assets, the Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.

            (4) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (1) above.

            (5) Sell securities short, except short sales "against-the-box," or purchase securities on margin in connection with hedging transactions.

            (6) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

            (7) Invest more than an aggregate of 15% of its net assets in illiquid securities, including restricted securities and other securities that are not readily marketable, such as repurchase agreements maturing in more than seven days and variable rate demand instruments exercisable in more than seven days.

            (8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in obligations secured by real estate or interests in real estate.

            (9) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions. Securities lending, as described on page 4, is not included in the fundamental investment restriction with respect to making loans. The Fund is permitted to lend its portfolio securities, provided that the aggregate of such loans does not exceed 33% of the value of its total assets (including such loans).

            (10) Invest 25% or more of its assets in the securities of "issuers" in any single industry, except that the Fund will concentrate (invest 25% or more of its assets) in the Internet sector and provided that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

            (11) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act or by the Securities and Exchange Commission.

            (12) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

            The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on the Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

            D. TEMPORARY DEFENSIVE POSITIONS

            When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

            E. PORTFOLIO TURNOVER


            The portfolio turnover for the fiscal years ended August 31, 2006, 2005 and 2004 was 125.99%, 127.13% and 154.63%, respectively.


            F. DISCLOSURE OF PORTFOLIO HOLDINGS

            The Fund publicly discloses 100% of its portfolio holdings within sixty days after each fiscal quarter end in SEC filings as required by SEC rules. This information is included in annual and semi-annual reports sent to shareholders. In addition, to facilitate timely release of information to ratings agencies and others, the Fund expects to publicly disclose 100% of its portfolio holdings on its website no earlier than 30 days after each calendar quarter end and will provide such information to ratings agencies and others thereafter. Finally, the Fund intends to disclose its top 25 holdings on a monthly basis on its website no earlier than 30 days after the month end, along with information regarding the percentage of the portfolio that each holding comprises.

            Under the Fund's portfolio holdings disclosure policy and relevant SEC rules, the Fund may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agrees to keep the information confidential and to follow appropriate limitations on trading. The Fund and/or the Adviser share portfolio holdings information with certain primary service providers that have a legitimate business need, related to the services they provide to the Fund, for such information. The service providers that may receive portfolio holdings information include the custodian, the administrator, the proxy voting vendor, legal counsel and the independent registered public accounting firm. The Fund's service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. No compensation or other consideration is received with respect to the disclosure to the Fund's primary service providers.

            The Chief Executive Officer of the Adviser is the only person authorized to disclose the Fund's portfolio holdings. The Chief Compliance Officer will conduct periodic reviews of compliance with the disclosure of portfolio holdings policy and will provide a written report at least annually to the Fund's Board regarding the operations of the policy and any material changes recommended as a result of such review. The Chief Compliance Officer will supply the Board annually with a list of exceptions granted from the policy, if any, along with an explanation of the legitimate business purpose relevant to each exception. However, it is not currently anticipated that any exceptions will be granted.

III. MANAGEMENT OF THE FUND

            The Fund's Board is responsible for the overall management and supervision of the Fund. The Board employs Jacob Asset Management of New York LLC (the "Adviser") as the investment adviser to the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the Board's supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

            The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period.


                                                                                             NUMBER OF
                                          TERM OF                                            PORTFOLIOS
                                         OFFICE &                                             IN FUND
                            POSITION(S)  LENGTH OF                                            COMPLEX
                             HELD WITH     TIME              PRINCIPAL OCCUPATION            OVERSEEN       OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE      THE FUND    SERVED(1)          DURING PAST FIVE YEARS          BY DIRECTOR      HELD BY DIRECTOR
  ---------------------      --------    ---------          ----------------------          -----------      ----------------
INDEPENDENT DIRECTORS:

William B. Fell............  Director    Since 1999  General Accounting Manager, ABB             1                 None
125 East County Line Road                            Inc., Instrumentation Division,
Warminster, PA  18974                                since February 2004; Manager,
Age: 37                                              Financial Analysis, Food and Support
                                                     Services Division of ARAMARK
                                                     Corporation, March 2003-February
                                                     2004; Director of Forecasting and
                                                     Financial Systems, March 2002-March
                                                     2003, Maritrans Inc.

Christopher V. Hajinian....  Director    Since 1999  Attorney, Neil A. Morris                    1                 None
Bell Atlantic Tower                                  Associates, P.C., since January
1717 Arch Street                                     2006; attorney, 2001-2006.
Suite 3210
Philadelphia, PA  19103
Age: 37

Jeffrey I. Schwarzschild...  Director    Since 1999  Deputy Attorney General, The State          1                 None
5235 22nd Avenue                                     of California, since October 2006;
Sacramento, CA 95820                                 Associate attorney, Law Office of
Age: 35                                              Mark E. Merin, April 2003-September
                                                     2006; Associate attorney,
                                                     Goldstein, Gellman, Melbostad,
                                                     Gibson & Harris, LLP, June
                                                     2001-March 2003; Consultant,
                                                     International Venture Associates
                                                     (high-level strategic consulting and
                                                     business development firm), February
                                                     2000-June 2001.

INTERESTED DIRECTORS:

Ryan I. Jacob(2, 3)........  Director,   Since 1999  Chairman and Chief Executive Officer        1                 None
507 Paseo de la Playa        President,              of the Adviser since 1999 , Chief
Redondo Beach, CA  90277      Chairman               Portfolio Manager of The Internet
Age: 37                        of the                Fund, Inc. from December 1997-June
                             Board and               1999; Analyst for Horizon Asset
                               Chief                 Management, 1994-August 1998.
                             Executive
                              Officer

                                                                                             NUMBER OF
                                          TERM OF                                            PORTFOLIOS
                                         OFFICE &                                             IN FUND
                            POSITION(S)  LENGTH OF                                            COMPLEX
                             HELD WITH     TIME              PRINCIPAL OCCUPATION            OVERSEEN       OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE      THE FUND    SERVED(1)          DURING PAST FIVE YEARS          BY DIRECTOR      HELD BY DIRECTOR
  ---------------------      --------    ---------          ----------------------          -----------      ----------------
Leonard S. Jacob, M.D.,      Director    Since 1999  Chairman, Life Sciences Advisors (a         1           Chairman of the
Ph.D.(2, 4)................                          consulting group to the healthcare                  Nominating and Corporate
507 Paseo de la Playa                                industry) since January 2006;                        Governance Committee,
Redondo Beach, CA  90277                             Founder, Chairman and Chief                        Bradley Pharmaceuticals,
Age: 57                                              Executive Officer, InKine                           Inc., Board of Directors
                                                     Pharmaceutical Company, Inc. from                     for the Colon Cancer
                                                     November 1997  until September                       Alliance, Board of
                                                     2005.                                                Overseers for Temple
                                                                                                           University School of
                                                                                                           Medicine, Boards of
                                                                                                            MacroMed Inc. and
                                                                                                           Gyconix Corp. (both
                                                                                                          private drug delivery
                                                                                                               companies).

OFFICERS:

Francis J. Alexander(5)....    Vice      Since 1999  Member of the Adviser and portfolio        N/A                 N/A
507 Paseo De La Playa        President,              manager of the Fund since inception
Redondo Beach, CA 90277      Secretary               in 1999, Director of the Fund,
Age: 62                         and                  1999-October 2003; President,
                             Treasurer               Alexander Capital Management, Inc.,
                                                     March 1985  to present; Managing
                                                     Member, ACMG, LLC (registered
                                                     investment adviser), October 1999-December
                                                     2003; Director and portfolio manager,
                                                     1998-March 2002, chairman of investment
                                                     committee, March 1999-March 2002, Lepercq,
                                                     de Neuflize & Co. Inc. (financial
                                                     services company in investment
                                                     advisory and broker/dealer business).

Shane Morris(5)............    Chief     Since 2004  Operations Manager for the Adviser         N/A                 N/A
507 Paseo de la Playa       Compliance               since February 2002; previously,
Redondo Beach, CA  90277     Officer;                producer, writer and director for
Age: 29                     Anti-Money               Living Room Theatre Productions, May
                            Laundering               1999-January 2002.
                            Compliance
                             Officer

------------

(1) Each Director holds office during the lifetime of the Fund, until his termination, or until the election and qualification of his successor.
(2) Ryan I. Jacob and Leonard S. Jacob are related to each other as nephew and uncle, respectively.
(3) Ryan I. Jacob is deemed to be an "interested person" of the Fund (as defined in the 1940 Act) because of his affiliation with the Adviser.
(4) Under the 1940 Act definition of "interested person," Leonard S. Jacob qualifies as an independent director. Since the Fund's inception, Dr. Jacob acted and served in the role of independent director. In October 2003, the Board voted to re-classify Dr. Jacob as an interested Director as a result of a new "best practice" corporate governance recommendation for mutual funds.
(5) Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.


            Audit Committee. The Board has established an Audit Committee made up of the Independent Directors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee (1) oversees the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, inquires into the internal control over financial reporting of certain service providers; (2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent registered public accounting firm; and (4) acts as a liaison between the Fund's independent registered public accounting firm and the full Board.

      The Audit Committee is composed of Messrs. Fell, Hajinian and Schwarzschild. During the fiscal year ended August 31, 2006, the Audit Committee held two meetings.


COMPENSATION TABLE


      (For the Fiscal Year Ended August 31, 2006)

NAME OF PERSON                         AGGREGATE            PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
POSITION WITH THE FUND             COMPENSATION FROM   RETIREMENT BENEFITS      BENEFITS UPON        FROM THE FUND
                                       THE FUND         ACCRUED AS PART OF       RETIREMENT
                                                          FUND EXPENSES
William B. Fell                        $ 25,750                $ 0                   $ 0               $ 25,750
Director

Christopher V. Hajinian                $ 23,750                $ 0                   $ 0               $ 23,750
Director

Dr. Leonard Jacob                      $ 21,750                $ 0                   $ 0               $ 21,750
Director

Ryan I. Jacob                              $0                  $ 0                   $ 0                   $0
Director, President, Chairman
of the Board and Chief
Executive Officer

Jeffrey I. Schwarzschild               $ 23,750                $ 0                   $ 0               $ 23,750
Director

            Effective April 21, 2006, the Board was compensated according to the following schedule. Each Director who is not an interested person of the Fund and Dr. Jacob receives $3,000 for each meeting attended, as well as a $12,000 annual retainer fee, and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings. Additionally, the Chairman of the Audit Committee receives a $2,000 annual retainer fee and each Audit Committee member receives $1,000 for each Audit Committee meeting attended.


            The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2005:

           Name of Director        Dollar Range of Equity Securities in the Fund
           ----------------        ---------------------------------------------

      William B. Fell                                $1-10,000
      Christopher V. Hajinian                        $1-10,000
      Dr. Leonard Jacob                            Over $100,000
      Ryan I. Jacob                               $10,001-50,000
      Jeffrey I. Schwarzschild                    $10,001-50,000

IV. CODE OF ETHICS

            The Fund and the Adviser have adopted a Joint Code of Ethics that governs the conduct of employees of the Fund and Adviser who may have access to information about the Fund's securities transactions. The Joint Code of Ethics recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Joint Code of Ethics requires the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund; and contains prohibitions against personal trading of initial public offerings. Violations of the code are subject to review by the Board and could result in severe penalties.

V. PROXY VOTING POLICIES

            The Board delegated proxy voting authority to the Adviser and adopted proxy voting guidelines ("Guidelines") to be used by the Adviser in voting the proxies of the Fund's portfolio securities. In general, proxies are voted in a manner that is consistent with the best interest of Fund shareholders. Proxies are divided into routine and non-recurring/extraordinary matters. The routine matters are generally voted in accordance with management's recommendations, absent a particular reason to vote in a contrary manner. Non-recurring/extraordinary matters are voted on a case-by-case basis in accordance with the best interests of shareholders. Generally, for non-recurring matters, the Adviser will accept proposals that (i) support best practices for corporate governance and (ii) protect shareholders' authority and will reject proposals that (i) protect management from results of mergers and acquisitions and (ii) have the effect of diluting the value of existing shares.

            In general, the proxies of the Fund's portfolio securities are to be voted in the Fund shareholders' best interest without regard to any other relationship, business or otherwise, between (i) the issuer of the portfolio security, and (ii) the Fund, the Adviser, the Distributor or any affiliated person thereof. The Guidelines contain provisions to address potential conflicts of interest. The Adviser is responsible for identifying conflicts of interest and determining whether the conflict is material. If a conflict of interest is determined to be material, the conflict of interest must be resolved before the portfolio security proxy is voted. Resolutions of material conflicts of interest include: disclosing the conflict to the Board and obtaining Board consent before voting; engaging a third party to vote the proxy or recommend a vote of the proxy utilizing the Guidelines; or utilizing any other method deemed appropriate given the circumstances of the conflict.


            Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge, upon request by calling 1-888-Jacob-fx (522-6239) or on the SEC website at http://www.sec.gov.


VI. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


            As of November 30, 2006, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                                                  PERCENTAGE (%)
--------------------------------------------------------------------------------

National Financial Services Corporation                               23.79%
200 Liberty Street #NY5D
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                             22.46%
101 Montgomery Street
San Francisco, CA 94104-4151

National Investor Services Corporation                                 9.92%
55 Water Street
Floor 32
New York, NY 10041-3299

            As of November 30, 2006, the officers and Directors, as a group, owned of record and beneficially less than 1% of the Fund's shares.

VII. INVESTMENT ADVISORY AND OTHER SERVICES

            A. INVESTMENT ADVISER


            1. General Information. Jacob Asset Management of New York LLC (previously defined as the "Adviser"), a registered investment adviser, is a Delaware limited liability company with its principal office located at 507 Paseo de la Playa, Redondo Beach, CA 90277. The Adviser has been selected by the Board to serve as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") entered into by the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.


            Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Director of the Fund, is a controlling person of the Adviser based on his majority ownership interest and is an affiliated person of the Fund. Francis J. Alexander is an affiliated person of both the Adviser and the Fund. Mr. Alexander has a minority ownership interest in the Adviser and is Vice President, Secretary and Treasurer of the Fund.

            The Adviser provides persons satisfactory to the Board to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates. The Adviser may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.

            The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            2. ADVISER'S FEES. Pursuant to the terms of the Advisory Agreement, the Fund will pay monthly an advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds; however, the Board believes that this fee is reasonable in light of the Adviser's expertise in the Fund's specialized area of investment and the advisory services performed by the Adviser for the Fund. For the fiscal years ended August 31, 2006, 2005 and 2004, the Fund incurred $1,117,740, $842,633 and $945,048, respectively, in fees payable to the Adviser for its services.


            The Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses; (viii) costs of organizing and maintaining the Fund's existence as a corporation; (ix) compensation, including Directors' fees, of any Directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

            The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.

      B. THE DISTRIBUTION AND SERVICE PLAN


            The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan, together with related Distribution and Shareholder Servicing Agreements, provides for the Fund to make payments of 0.35% of the average annual net assets for distribution and shareholder servicing activities. Payments under the 12b-1 Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the distributor or others, and the payments may exceed or be less than the amount of expenses actually incurred.

            The Fund has entered into a Shareholder Servicing Agreement with the Adviser, which is designed to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("Shareholder Servicing"). These fees are subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Rule 12b-1 fees are a portion of the Total Annual Fund Operating Expenses. The Adviser has contractually agreed to waive its right to receive 0.10% in Rule 12b-1 fees through December 31, 2007.


            The Fund has also entered into a Distribution Agreement with Quasar Distributors, LLC (the "Distributor"), a federally registered broker dealer and an affiliate of U.S. Bancorp Fund Services, LLC, the Fund's Administrator, Transfer Agent and Dividend Agent. The Distribution Agreement provides for a total annual amount payable of .10 of 1% (ten basis points) of the Fund's average daily net assets (the "Total Distribution Fee"). Out of the Total Distribution Fee, the Distributor is paid a fee of 0.01% of the Fund's average daily net assets (the "Distribution Fee") on an annual basis subject to an annual minimum of $15,000 plus out of pocket expenses. In addition, the Total Distribution Fee will be used for advertising compliance reviews, NASDR filings and licensing of Adviser's staff. Finally, the Adviser may direct the Distributor to pay a portion of the Total Distribution Fee to third parties. Fees paid under the Plan may not be waived for individual shareholders.

            Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish quarterly and year-end statements and confirmations within five business days after activity in the account; (ix) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications; (x) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

            The Plan provides that the Adviser may make payments from time to time from its own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, the Shareholder Servicing

Agreement provides that the Adviser may use its service fee for the purposes enumerated in (i) above. Also, any distribution fees payable under the Distribution Agreement may be used for purposes of (ii), (iii), or (iv) above. The Adviser, in its sole discretion, will determine the amount of such payments made pursuant to the Plan to shareholder servicing agents and broker-dealers, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay for any fiscal year under the Shareholder Servicing or Distribution Agreements or otherwise.

            Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

            In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Fund's Board. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports for the Board that set forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identify the distribution activities for which those expenditures were made.


            Below are the itemized payments pursuant to the Plan for the fiscal year ended August 31, 2006:

                                                     Total payments pursuant to
                                                    the Plan for the fiscal year
                                                        ended August 31, 2006
      --------------------------------------------------------------------------
      DISTRIBUTION EXPENSES
           Advertising                                          $66,793
           Printing and Mailing of Prospectuses to               $5,226
               other than Current Shareholders
           Compensation to Distributors                         $21,346
           Compensation to Broker/Dealers(1)                    $54,851
           Compensation to Sales Personnel                           $0
           Interest or Other Finance Charges                         $0
           Other Fees (Website Expenses(1))                      $1,097
      TOTAL DISTRIBUTION EXPENSES                              $149,313
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      SHAREHOLDER SERVICING EXPENSES
           Compensation to Broker/Dealers(1)                   $159,137
           Website Expenses(1)                                   $1,098
      TOTAL SHAREHOLDER SERVICING EXPENSES                     $160,235
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      TOTAL PAYMENTS PURSUANT TO THE PLAN                      $309,548
      ==========================================================================


      (1) Expenses for the Website and Broker/Dealer payment are allocated to both Distribution and Shareholder Servicing Expenses


            REVENUE SHARING. The Adviser may pay additional compensation, at its own expense and not as an expense of the Fund, to certain unaffiliated "financial advisors" such as brokers, dealers, banks (including bank trust departments), investment advisors, financial planners, retirement plan administrators and other financial intermediaries that have a selling, servicing, administration or similar agreement with the Adviser.

These payments may be for marketing, promotional or related services in connection with the sale or retention of Fund shares and/or for shareholder servicing. Such payments may also be paid to financial advisors for providing recordkeeping, sub-accounting, transaction processing and other shareholder or administrative services in connection with investments in the Fund. The existence or level of payments made to a qualifying financial advisor in any year would vary and may be substantial. Such payments would be based on factors that include differing levels of services provided by the financial advisor, the level of assets maintained in the financial advisor's customer accounts, sales of new shares by the financial advisor, the placing of the Fund on a recommended or preferred list, providing the Fund with "shelf space" and/or a higher profile for the financial advisor's consultants, sales personnel and customers, access to a financial advisor's sales personnel and other factors. These payments to financial advisors would be in addition to the distribution and service fees and sales charges described in the Prospectus. Revenue sharing payments would be from the Adviser's own profits and resources. Generally, the Adviser would pay such amounts when the selling and/or servicing fees required by financial advisors exceed the amount of 12b-1 fees that may be available from the Fund. Any such revenue sharing payments would not change the net asset value or the price of the Fund's shares. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Adviser may pay or allow other promotional incentives or payments to financial advisors.

            REVENUE SHARING PAYMENTS MAY CREATE A FINANCIAL INCENTIVE FOR FINANCIAL ADVISORS AND THEIR SALES PERSONNEL TO HIGHLIGHT, FEATURE OR RECOMMEND FUNDS BASED, AT LEAST IN PART, ON THE LEVEL OF COMPENSATION PAID BY SUCH FUND'S ADVISOR OR DISTRIBUTOR. IF ONE MUTUAL FUND SPONSOR OR DISTRIBUTOR MAKES GREATER PAYMENTS FOR DISTRIBUTION ASSISTANCE THAN SPONSORS OR DISTRIBUTORS OF OTHER MUTUAL FUNDS, A FINANCIAL ADVISOR AND ITS SALESPERSONS MAY HAVE A FINANCIAL INCENTIVE TO FAVOR SALES OF SHARES OF THE HIGHER PAYING MUTUAL FUND COMPLEX OVER ANOTHER OR OVER OTHER INVESTMENT OPTIONS. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURES THEY PROVIDE REGARDING THE POTENTIAL CONFLICTS OF INTEREST ASSOCIATED WITH THE COMPENSATION IT RECEIVES IN CONNECTION WITH INVESTMENT PRODUCTS IT RECOMMENDS OR SELLS TO YOU.


      C. ADMINISTRATOR

            GENERAL INFORMATION. The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC (the "Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

            ADMINISTRATION AGREEMENT. Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.


            The Administration Agreement is terminable by the Board or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter. The Administration Agreement provides that in the absence of the Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.


            Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws;
(vii) preparing notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.


            For the administrative services rendered to the Fund by the Administrator, the Fund pays the Administrator a minimum annual fee of $38,500. The Administrator charges the Fund an annual fee of 0.08% of the average daily net assets on the first $200 million, 0.07% on the next $500 million, and 0.04% on the balance. For the fiscal years ended August 31, 2006, 2005 and 2004, the Fund paid the Administrator $75,719, $55,903 and $53,313, respectively, for services under the Administration Agreement.


            ACCOUNTING AGREEMENT. The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser.


            For the fund accounting services rendered to the Fund by the Fund Accountant, the Fund pays the Fund Accountant a minimum annual fee of $26,600 for the first $40 million, .0125% of the average daily net assets of the Fund on the next $200 million, and .0075% on the balance. The Fund Accountant is also entitled to certain out-of-pocket expenses, including pricing expenses. For the fiscal years ended August 31, 2006, 2005 and 2004, the Fund paid the Accountant $35,761, $33,667 and $31,162, respectively, for the services it provided to the Fund under the Accounting Agreement.


      D. CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


            U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian receives a minimum annual fee of $4,800 or ..02% of the Fund's average daily net assets, whichever is greater. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, also acts as the Fund's transfer and dividend agent. U.S. Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.


      E. COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


            Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103. Deloitte & Touche LLP, 555 East Wells Street, Suite 1400, Milwaukee, WI 53202, serves as the independent registered public accounting firm for the Fund. Sonnenschein Nath & Rosenthal, 4520 Main Street, Suite 1100, Kansas City, MO 64111, serves as independent legal counsel to the Independent Directors of the Fund.


VIII. PORTFOLIO MANAGERS

      A. OTHER ACCOUNTS MANAGED

            In addition to the Fund, the assistant portfolio manager manages other accounts. The following table sets forth information regarding the total accounts for which the assistant portfolio manager has the day-to-day management responsibilities.

                                NUMBER OF ACCOUNTS MANAGED AND TOTAL ASSETS BY
PORTFOLIO MANAGER NAME          CATEGORY AS OF AUGUST 31, 2006
-------------------------------------------------------------------------------
Francis J. Alexander            o   6 other accounts with $60 million in total
                                    assets under management.
-------------------------------------------------------------------------------


            The other accounts managed by Mr. Alexander are not managed on behalf of the Adviser, but managed on behalf of a different federally registered investment adviser owned by Mr. Alexander. Mr. Alexander provides portfolio manager services to the Fund through his affiliation with the Adviser and provides investment management services to the other accounts for the other adviser that he owns.

            The management of multiple accounts may give rise to potential conflicts of interest if the Fund and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a chief portfolio manager whose sole account is the Fund. The management of personal accounts by the portfolio managers may give rise to potential conflicts of interest. The Fund's code of ethics is designed to address such conflicts. The Fund has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

      B. COMPENSATION

            As principals of the Adviser, Mr. Jacob and Mr. Alexander receive distributions as principals and do not receive compensation in the form of a salary or bonuses. The distributions are based on the income of the Adviser and the Adviser's income is based on the asset level of the Fund. Mr. Alexander also receives distributions as the owner of another federally registered investment adviser, but is not separately compensated for the other accounts he manages. The distributions he receives from the other adviser are based on the income of the other adviser, which is based on the asset levels of the other accounts.

      C. OWNERSHIP OF SECURITIES


            Information relating to a portfolio manager's ownership (including the ownership of his immediate family) in the Fund as of August 31, 2006 is set forth in the chart below.

     ---------------------------------------------------------------------------
       Portfolio Manager          Dollar Range of Fund Shares Beneficially Owned
     ---------------------------------------------------------------------------
     Francis J. Alexander                        $10,001 - $50,000
     ---------------------------------------------------------------------------
     Ryan I. Jacob                               $10,001 - $50,000
     ---------------------------------------------------------------------------


IX. BROKERAGE ALLOCATION AND OTHER PRACTICES

            The Adviser makes the decisions to buy or sell securities in the Fund's portfolio. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of obtaining a favorable commission rate and transaction price on each transaction (best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information or research and brokerage services to the Adviser, or portfolio transactions may be effected by brokers or dealers affiliated with the Adviser or Distributor. To the extent that such persons or firms supply investment information or research and brokerage services to the Adviser, such information is supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. During the fiscal year ended August 31, 2006, the Adviser paid $207,549 in commissions, which related to $81,452,071 in transactions that were directed to persons or firms supplying investment information or research and brokerage services.


            The investment information or research and brokerage services provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.


            For the fiscal years ended August 31, 2006, 2005 and 2004, the Fund paid $798,450, $638,094 and $739,556, respectively, in brokerage commissions.


            Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

            Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

X. CAPITAL STOCK


            The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Board is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. Currently there is only one class of shares outstanding. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution and liquidation rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.


            There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.


            The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.

            As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

XI. PURCHASE, REDEMPTION AND PRICING OF SHARES

            The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is incorporated by reference herein.

XII. TAXATION OF THE FUND

            DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion under the heading, "Qualified Dividend Income for Individuals."


            DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

            RETURNS OF CAPITAL. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.


            EFFECT OF FOREIGN WITHHOLDING TAXES.


            IN GENERAL. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you. Foreign dividends designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

            PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

            INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year. Taxable distributions declared by the Fund in December, but paid in January, are taxable to you as if they were paid in December.


            ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally will pay no federal income tax on the income and gain it distributes to you. The Board reserves the right not to distribute the Fund's net long-term capital gain or not to have the Fund continue regulated investment company status if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, it would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


            In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

            (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

            (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

            (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

            EXCISE TAX DISTRIBUTION REQUIREMENTS.


            REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

            POST-OCTOBER LOSSES. Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of August 31 ("post-October loss") as occurring on the first day of the following tax year (i.e., September 1).


            REDEMPTION OF FUND SHARES. Redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

            REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

            WASH SALES. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

            U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities would be exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned by the Fund on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities) generally does not qualify for tax-free treatment. The rules on exclusion of dividends paid from interest earned on U.S. government securities are different for corporations.

            QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations.

            Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

            While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

            After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

            DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because the income of the Fund generally is derived in part from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


            The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.


            INVESTMENT IN COMPLEX SECURITIES. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. For example:


            DERIVATIVES. The Fund is permitted to invest in certain option transactions. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.


            SECURITIES LENDING TRANSACTIONS. The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Payments in lieu of dividends received by the Fund on the loaned securities are not eligible for reduced rate of tax on "qualified dividends."

            SHORT SALES. Certain hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" if the Fund holds certain "appreciated financial positions" defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value. Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

            TAX STRADDLES. The Fund's investment in options, futures, or forwards contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


            INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.


            EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

            BACKUP WITHHOLDING. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

            o provide your correct social security or taxpayer identification number,
            o     certify that this number is correct,
            o     certify that you are not subject to backup withholding, and
            o certify that you are a U.S. person (including a U.S. resident alien).

            The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.


            NON-U.S. INVESTORS. The Fund generally does not sell shares to investors residing outside of the United States. If, however, a non-U.S. investor were to acquire Fund shares they should be aware that Non-U.S. investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

            IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends. However, the Fund does not intend to support the designation of its dividends as from short-term capital gains or interest-related dividends. The exemption from withholding at the source for capital gain dividends paid from long-term capital gains does not apply if you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

            In addition, notwithstanding any such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. Also, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

            U.S. ESTATE TAX. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. A partial exemption from U.S estate tax may apply to stock in the Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2007 unless these rules are extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

            U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.


            THIS DISCUSSION OF "TAXATION OF THE FUND" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.

XIII. DISTRIBUTOR


            The Fund sells and redeems its shares on a continuing basis at their net asset value. As of March 1, 2002, the Fund entered into a distribution arrangement with Quasar Distributors, LLC ("Distributor"). The Distributor will use reasonable efforts to facilitate sales of the Fund's shares. The Distributor will assist with processing and analyzing sales literature and advertising for regulatory compliance. The Distributor will also be reimbursed for out-of-pocket expenses related to the distribution of Fund shares. For the fiscal years ended August 31, 2005 and 2004, the Distributor received $15,000. LePercq, de Neuflize Securities, Inc. ("LePercq"), the Fund's distributor from the Fund's inception through February 28, 2002, was reimbursed $34,414 during the 2004 fiscal year for distribution services provided during prior fiscal years. No further amounts are payable to LePercq.


XIV. ANTI-MONEY LAUNDERING PROGRAM

            The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

            Procedures to implement the Program include, but are not limited to, delegating responsibilities to the Fund's service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious and/or fraudulent activity, check shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and engage in a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity opening a new account whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

XV. PERFORMANCE COMPARISONS

            The Fund may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisers. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

XVI. FINANCIAL STATEMENTS


            The financial statements and financial highlights of the Fund for the fiscal year ended August 31, 2006, which appear in the Fund's Annual Report to Shareholders and the report thereon by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Annual Report may be obtained, without charge, on the Fund's website (www.jacobinternet.com) or by calling the Fund at the toll-free number listed on the cover page of this Statement of Additional Information.

                            JACOB INTERNET FUND INC.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

      (a) Articles of Incorporation of the Registrant dated July 12, 1999 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on July 14, 1999 (File No. 333-82865).

      (b) By-Laws of the Registrant are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 14, 1999 (File No. 333-82865).

      (c)      Instruments Defining Rights of Security Holders.

               See the SIXTH and EIGHTH Articles of the Registrant's Articles of Incorporation.

               See also, Article II, "Meetings of Stockholders," of the Registrant's By-Laws.

      (d) Investment Advisory Agreement between the Registrant and Jacob Asset Management of New York LLC dated November 26, 1999 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

      (e) Distribution Agreement between the Registrant and Quasar Distributors, LLC dated November 1, 2003 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

      (f)      Bonus or Profit Sharing Contracts. Not Applicable.

      (g)(1) Custodian Servicing Agreement between the Registrant and U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) dated August 27, 1999 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (a) Amendment to Custodian Servicing Agreement between the Registrant and U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) dated as of January 1, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

      (h)(1) Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated August 27, 1999 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (a) Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual

               Fund Services, LLC) dated as of January 1, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

      (h)(2) Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated August 27, 1999 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (a) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of January 1, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (b) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of April 12, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (c) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of July 24, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003.

               (d) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of October 1, 2003 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

      (h)(3) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) effective as of August 27, 1999 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (a) Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of January 1, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

      (i) Opinion and Consent of Counsel of Stradley, Ronon, Stevens & Young, LLC dated December 29, 2000 is incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on December 29, 2000 (File No. 333-82865).

               (j)(1) Consent of Independent Registered Public Accounting Firm of Ernst & Young, LLP is filed herewith as Exhibit No. EX-99.j.1.

               (j)(2) Powers of Attorney are incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on September 24, 1999 (File No. 333-82865).

               (k) Initial balance sheet as of September 20, 1999 is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A as filed with the SEC via EDGAR on October 22, 1999 (File No. 333-82865).

               (l) Subscription Letter of Initial Shareholder dated September 20, 1999 is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A as filed with the SEC via EDGAR on October 22, 1999 (File No. 333-82865).

               (m)(1) Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated October 11, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (m)(2) Amended and Restated Shareholder Servicing Agreement between the Registrant and Jacob Asset Management of New York LLC dated October 17, 2003 is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A as filed with the SEC via EDGAR on December 29, 2003 (File No. 333-82865).

               (n)      Rule 18f-3 Plan.

                        Not Applicable.

               (p) Amended Joint Code of Ethics of the Registrant and Jacob Asset Management of New York LLC, the Registrant's investment adviser, is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A as filed with the SEC via EDGAR on October 27, 2004 (File No. 333-82865).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

            None.

ITEM 25. INDEMNIFICATION

            In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

      "NINTH: (1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and
(ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                  (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

            In Section 7 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and any person who controls the Distributor within the meaning of
Section 15 of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus. The Distributor also agrees to indemnify the Registrant, its officers and directors, and any person who controls the Registrant within the meaning of
Section 15 of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

            The description of Jacob Asset Management of New York LLC ("Adviser") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information of the Registration Statement is incorporated herein by reference.

      For information as to any other business, profession, vocation or employment of a substantial nature in which each Director or officer of the Adviser is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to the Adviser's Form ADV (File #801-56730) currently on file with the U.S. Securities and Exchange Commission as required by the Investment Advisers Act of 1940, as amended.

ITEM 27. PRINCIPAL UNDERWRITER

            (a) Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, the Registrant's principal underwriter, will also act as principal underwriter for the following other investment companies:

   AIP Alternative Strategies Funds            Intrepid Capital Management
   AIP Variable Insurance Trust                Jensen Portfolio
   AIP Underlying Funds Trust                  Julius Baer Funds
   Akros Absolute Return Fund                  Kensington Funds
   Al Frank Funds                              Keystone Mutual Funds
   Allied Asset Advisors Funds                 Kiewit Investment Fund L.P.
   Alpine Equity Trust                         Kirr Marbach Partners Funds, Inc
   Alpine Income                               Leader Short Term Bond Fund
   Alpine Series Trust                         Lighthouse Capital Management
   American Trust Allegiance Fund              LKCM Funds
   Appleton Group                              Masters' Select Fund Trust
   Ascentia Long/Short Fund                    Matrix Asset Advisors, Inc.
   Brandes Investment Trust                    McCarthy Fund
   Brandywine Blue Funds, Inc.                 Midanek/Pak Fund
   Brazos Mutual Funds                         Monetta Fund, Inc.
   Bridges Investment Fund, Inc.               Monetta Trust
   Buffalo Funds                               MP63 Fund
   Capital Advisors Funds                      Muhlenkamp (Wexford Trust)
   CastleRock Fund                             Mutuals.com
   Chase Funds                                 Mutuals.com Vice Fund
   Cookson Peirce                              Nicholas Funds
   Counterpoint Select Fund                    Osterweis Funds
   Country Funds                               Perkins Capital Management
   Cullen Funds                                Permanent Portfolio Funds
   Duncan-Hurst Funds                          Perritt Opportunities Funds
   Edgar Lomax Value Fund                      Phocas Financial Funds
   Everest Funds                               PIA Funds
   FFTW Funds, Inc.                            PIC Funds
   FIMCO Funds                                 Portfolio 21
   First American Funds, Inc.                  Primecap Odyssey Funds
   First Amer Investment Funds, Inc.           Prudent Bear Funds, Inc.
   First Amer Strategy Funds, Inc.             Purisima Funds
   Fort Pitt Capital Group, Inc.               Quaker Investment Trust
   Fund X Funds                                Rainier Funds
   Glenmede Fund, Inc.                         Rigel Capital, LLC
   Glenmede Portfolios                         Rockland Small Cap Growth Fund
   Greenspring Fund                            Sincere Small Cap Fund
   Greenville Small Cap Growth Fund            Snow Fund
   Guinness Atkinson Funds                     Stephens Management Co.
   Harding Loevner Funds                       Summit Funds
   Hennessy Funds, Inc                         Teberg Fund
   Hennessy Mutual Funds, Inc.                 Thompson Plumb (TIM)
   Hester Total Return Fund                    TIFF Investment Program, Inc.
   High Pointe Funds                           Tygh Capital Management
   Hodges Fund                                 Villere Fund
   Hotchkis and Wiley Funds                    Women's Equity Fund

            (b) To the best of the Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

      Name and Principal Business             Positions and Offices with the        Positions and Offices with
                Address                                Distributor                        the Registrant
      ---------------------------             ------------------------------        --------------------------
      James R. Schoenike                        President, Board Member                         None
      Andrew M. Strnad                          Secretary                                       None
      Joe Redwine                               Board Member                                    None
      Robert Kern                               Board Member                                    None
      Eric W. Falkeis                           Board Member                                    None
      Teresa Cowan                              Assistant Secretary                             None
      Susan LaFond                              Chief Financial Officer                         None

      The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

            (c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Portfolio during the last fiscal year by the principal underwriter who is not an affiliated person of the Portfolio.

-------------------------------------------------------------------------------------------------------------------
                            Net Underwriting        Compensation on
   Name of Principal          Discounts and          Redemption and
      Underwriter              Commission             Repurchases        Brokerage Commissions   Other Compensation
-------------------------------------------------------------------------------------------------------------------
Quasar Distributors, LLC          None                    None                   None                   None
-------------------------------------------------------------------------------------------------------------------

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

            Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Jacob Asset Management of New York LLC, 507 Paseo de la Playa, Redondo Beach, CA 90277, the Registrant's Adviser; U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Registrant's transfer agent and dividend distributing agent; and at U.S. Bank, N.A. (formerly, Firstar Bank, N.A.), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Registrant's custodian.

ITEM 29. MANAGEMENT SERVICES

            There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

            Not applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, on the 29th day of December, 2006.

                                              Jacob Internet Fund Inc.


                                              /s/ Ryan I. Jacob
                                              ----------------------------------
                                              Ryan I. Jacob
                                              President, Chief Executive Officer
                                              and Director

            Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.

Signature                                   Title                                       Date
---------                                   -----                                       ----
/s/ Ryan I. Jacob                           President,                                  December 29, 2006
------------------------------------        Chief Executive Officer and
Ryan I. Jacob                               Director


/s/ Francis J. Alexander                    Vice President,                             December 29, 2006
------------------------------------        Secretary and Treasurer
Francis J. Alexander


/s/ William B. Fell                         Director                                    December 29, 2006
------------------------------------
William B. Fell


/s/ Christopher V. Hajinian                 Director                                    December 29, 2006
------------------------------------
Christopher V. Hajinian


/s/  Leonard S. Jacob                       Director                                    December 29, 2006
------------------------------------
Leonard S. Jacob, M.D. Ph.D.


/s/ Jeffrey I. Schwarzschild                Director                                    December 29, 2006
------------------------------------
Jeffrey I. Schwarzschild

                                  EXHIBIT INDEX

                          EXHIBITS                                   EXHIBIT NO.

Consent of Independent Registered Public Accounting Firm              EX-99.j.1